UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: February 17, 2015
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Units Offering and Units Underwriting Agreement
On February 17, 2015, Phillips 66 Partners LP (the “Partnership”) and Phillips 66 Partners GP LLC (the “General Partner”) entered into an underwriting agreement (the “Units Underwriting Agreement”) with Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Units Underwriters”), which provides for the offer and sale by the Partnership (the “Units Offering”), and the purchase by the Units Underwriters, of an aggregate of 5,250,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $75.50 per Firm Unit. Pursuant to the Units Underwriting Agreement, the Partnership granted the Units Underwriters a 30-day option to purchase up to an additional 787,500 Common Units. The material terms of the Units Offering are described in the prospectus supplement, dated February 17, 2015 (the “Units Prospectus Supplement”), filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on February 19, 2015 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”). The Units Offering was registered with the Commission pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-197797), initially filed by the Partnership on August 1, 2014 (the “Registration Statement”).
The Units Offering with respect to the Firm Units closed on February 23, 2015. The Partnership received proceeds (net of underwriting discounts, commissions and offering expenses) from the Units Offering of approximately $383.8 million. As described in the Units Prospectus Supplement, the Partnership intends to use a portion of the net proceeds from the Units Offering to fund part of the purchase price of the Partnership’s previously announced acquisition of Phillips 66’s equity interests in the Sand Hills and Southern Hills natural gas pipeline systems and the Explorer refined products pipeline system (the “Pipeline Transaction”).

The Partnership intends to use the remaining portion of the net proceeds from the Units Offering for general partnership purposes, including repayment of outstanding indebtedness and to fund capital expenditures. If the Pipeline Transaction is not consummated for any reason, the Partnership expects to use the net proceeds from the Units Offering for general partnership purposes, including repayment of outstanding indebtedness and to fund capital expenditures. The Partnership expects to use the net proceeds from any exercise of the Units Underwriters’ option to purchase additional Common Units for general partnership purposes, including repayment of outstanding indebtedness and to fund future capital expenditures.
The Units Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership and the General Partner have agreed to indemnify the Units Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Units Underwriters may be required to make because of any of those liabilities.
As more fully described under the caption “Underwriting” in the Units Prospectus Supplement, certain of the Units Underwriters have performed commercial banking, investment banking and advisory services for the Partnership and its affiliates from time to time for which they have received customary fees and reimbursement of expenses. The Units Underwriters or their affiliates may, from time to time, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

Affiliates of certain of the Units Underwriters are lenders under the Partnership’s revolving credit facility, and, in such capacity, may receive a portion of the net proceeds from the Units Offering.
The foregoing description of the Units Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Units Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference. Legal opinions delivered relating to the Common Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

Notes Offering and Notes Underwriting Agreement
On February 18, 2015, the Partnership and the General Partner entered into an Underwriting Agreement (the “Notes Underwriting Agreement”), among the General Partner, the Partnership, RBS Securities Inc., Barclays Capital Inc., Goldman, Sachs & Co. and RBC Capital Markets, LLC on behalf of themselves and the several Underwriters named in Schedule 1 to the Notes Underwriting Agreement (the “Notes Underwriters”), relating to the underwritten public offering (the “Notes Offering”) by the Partnership of $300 million aggregate principal amount of its 2.646% Senior Notes due 2020 (the “2020 Notes”), $500 million aggregate principal amount of its 3.605% Senior Notes due 2025 (the “2025 Notes”), and $300 million aggregate principal amount of its 4.680% Senior Notes due 2045 (the “2045 Notes” and, together with the 2020 Notes and the 2025 Notes, the “Notes”) to be issued pursuant to the Indenture, dated as of February 23, 2015 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 23, 2015 relating to the 2020 Notes (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of February 23, 2015 relating to the 2025 Notes (the “Second Supplemental Indenture”) and the Third Supplemental Indenture, dated as of February 23, 2015 relating to the 2045 Notes (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indentures”), in each case between the Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The material terms of the Notes Offering are described in the prospectus supplement, dated February 18, 2015 (the “Notes Prospectus Supplement”), filed by the Partnership with the Commission on February 19, 2015 pursuant to Rule 424(b)(5) under the Securities Act. The Notes Offering was registered with the Commission pursuant to the Registration Statement.
The Notes Offering closed on February 23, 2015. The Partnership received proceeds (net of underwriting discounts, commissions and offering expenses) from the Notes Offering of approximately $1,089.8 million. As described in the Notes Prospectus Supplement, the Partnership intends to use the net proceeds from the Notes Offering to fund a portion of the purchase price of the Pipeline Transaction and for general partnership purposes, including repayment of certain sponsor loans and other outstanding indebtedness and to fund capital expenditures. If the Partnership does not complete the Pipeline Transaction, the Partnership intends to use the net proceeds from the Notes Offering for general partnership purposes, including repayment of certain sponsor loans and other outstanding indebtedness and to fund capital expenditures.
The Notes Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership and the General Partner have agreed to indemnify the Notes Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Notes Underwriters may be required to make because of any of those liabilities.
The foregoing description of the Notes Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Notes Underwriting Agreement, which is attached as Exhibit

1.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference. Legal opinions delivered relating to the Notes are filed as Exhibit 5.2 to this Current Report on Form 8-K.
Indenture
The Partnership issued each series of Notes pursuant to the Indentures, as applicable.
The 2020 Notes will mature on February 15, 2020, and bear interest at the annual rate of 2.646%. The 2025 notes will mature on February 15, 2025, and bear interest at the annual rate of 3.605%. The 2045 notes will mature on February 15, 2045, and bear interest at the annual rate of 4.680%. Interest on each series of Notes will accrue from February 23, 2015, and will be payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2015. The Partnership will make interest payments to the applicable holders of record at the close of business on the February 1 and August 1 preceding such interest payment dates (whether or not a business day). Interest will be computed and paid with respect to each series of Notes on the basis of a 360-day year consisting of twelve 30-day months.
Each series of Notes will constitute the senior unsecured debt of the Partnership and will rank:

•
equally in right of payment with the Partnership’s senior unsecured debt from time to time outstanding, including the Partnership’s obligations under its revolving credit facility and each other series of Notes;

•	senior in right of payment to the Partnership’s subordinated debt from time to time outstanding;

•
effectively junior in right of payment to all of the Partnership’s future secured debt from time to time outstanding, to the extent of the value of the assets constituting the collateral securing the debt; and

•	structurally junior in right of payment to the liabilities of the Partnership’s subsidiaries.
The Partnership will have the right to redeem the 2020 Notes, in whole or in part at any time before January 15, 2020 (one month prior to the maturity date of the 2020 Notes (the “2020 Notes Early Call Date”)), at a redemption price, as determined by the Partnership, equal to the greater of: (1) 100% of the principal amount of the 2020 Notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes being redeemed that would be due if such 2020 Notes matured on the 2020 Notes Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, as defined in the First Supplemental Indenture, plus 20 basis points, in each case, together with accrued but unpaid interest thereon to, but not including, the redemption date.
The Partnership will have the right to redeem the 2025 Notes, in whole or in part at any time before November 15, 2024 (three months prior to the maturity date of the 2025 Notes (the “2025 Notes Early Call Date”)), at a redemption price, as determined by the Partnership, equal to the greater of: (1) 100% of the principal amount of the 2025 Notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Notes being redeemed that would be due if such 2025 Notes matured on the 2025 Notes Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, as defined in the Second Supplemental Indenture, plus 25 basis points, in each case, together with accrued but unpaid interest thereon to, but not including, the redemption date.

The Partnership will have the right to redeem the 2045 Notes, in whole or in part at any time before August 15, 2044 (six months prior to the maturity date of the 2045 Notes (the “2045 Notes Early Call Date”)), at a redemption price, as determined by the Partnership, equal to the greater of: (1) 100% of the principal amount of the 2045 Notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2045 Notes being redeemed that would be due if such notes matured on the 2045 Notes Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, as defined in the Third Supplemental Indenture, plus 30 basis points, in each case, together with accrued but unpaid interest thereon to, but not including, the redemption date.
The Indentures contain customary covenants that, among other things, will restrict the Partnership’s ability, with certain exceptions, to incur debt secured by liens; engage in sale/leaseback transactions; and merge, consolidate or transfer all or substantially all of its assets.
The foregoing description of the Indentures and the Notes is not complete and is qualified in its entirety by reference to the full text of the Indentures and the Notes, which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.7 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information regarding the Notes and the Indentures included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Description
1.1	--
Underwriting Agreement, dated as of February 17, 2015, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, and Barclays Capital Inc. and J.P. Morgan Securities LLC on behalf of themselves and the several Underwriters named in Schedule 1 to the Underwriting Agreement

1.2	--
Underwriting Agreement, dated February 18, 2015, among Phillips 66 Partners GP LLC, Phillips 66 Partners LP and RBS Securities Inc., Barclays Capital Inc., Goldman Sachs & Co., and RBC Capital Markets, LLC on behalf of themselves and the several Underwriters named in Schedule 1 to the Underwriting Agreement

4.1	--
Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of Phillips 66 Partners LP

4.2	--	First Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2020 Notes
4.3	--	Second Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2025 Notes
4.4	--	Third Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2045 Notes
4.5	--	Form of the 2020 Notes (included in Exhibit 4.2 as Exhibit A to the Appendix thereto)
4.6	--	Form of the 2025 Notes (included in Exhibit 4.3 as Exhibit A to the Appendix thereto)
4.7	--	Form of the 2045 Notes (included in Exhibit 4.4 as Exhibit A to the Appendix thereto)
5.1	--	Opinion of Latham & Watkins LLP regarding the validity of the Common Units
5.2	--	Opinion of Latham & Watkins LLP regarding the validity of the Notes
8.1	--	Opinion of Latham & Watkins LLP relating to tax matters
23.1	--	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto)
23.2	--	Consent of Latham & Watkins LLP (included in Exhibit 5.2 hereto)
23.3	--	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: February 23, 2015	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.		Description
1.1	--
Underwriting Agreement, dated as of February 17, 2015, by and among Phillips 66 Partners LP, Phillips 66 Partners GP LLC, and Barclays Capital Inc. and J.P. Morgan Securities LLC on behalf of themselves and the several Underwriters named in Schedule 1 to the Underwriting Agreement

1.2	--
Underwriting Agreement, dated February 18, 2015, among Phillips 66 Partners GP LLC, Phillips 66 Partners LP and RBS Securities Inc., Barclays Capital Inc., Goldman Sachs & Co., and RBC Capital Markets, LLC on behalf of themselves and the several Underwriters named in Schedule 1 to the Underwriting Agreement

4.1	--
Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of Phillips 66 Partners LP

4.2	--	First Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2020 Notes
4.3	--	Second Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2025 Notes
4.4	--	Third Supplemental Indenture, dated as of February 23, 2015, between Phillips 66 Partners LP and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of the 2045 Notes
4.5	--	Form of the 2020 Notes (included in Exhibit 4.2 as Exhibit A to the Appendix thereto)
4.6	--	Form of the 2025 Notes (included in Exhibit 4.3 as Exhibit A to the Appendix thereto)
4.7	--	Form of the 2045 Notes (included in Exhibit 4.4 as Exhibit A to the Appendix thereto)
5.1	--	Opinion of Latham & Watkins LLP regarding the validity of the Common Units
5.2	--	Opinion of Latham & Watkins LLP regarding the validity of the Notes
8.1	--	Opinion of Latham & Watkins LLP relating to tax matters
23.1	--	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto)
23.2	--	Consent of Latham & Watkins LLP (included in Exhibit 5.2 hereto)
23.3	--	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto)